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                                  EXHIBIT 10.5


                INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                          LAGUNA PACIFIC PARTNERS, L.P.

                              DATED AUGUST 1, 2000



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                      INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT

        THIS INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT ("Agreement"), dated as of August 21, 2000, is by and between THEHEALTHCHANNEL.COM, INC., a Delaware corporation (the "Company") and LAGUNA PACIFIC PARTNERS, L.P. a Delaware limited partnership (the "Investor") (collectively, the "Parties").


                                    ARTICLE 1
                                    RECITALS

        This Agreement is part of an offering of Units of the Company (the "Units"), issuable at $250,000 per Unit, each Unit consisting of one 6% Secured Note, $250,000 principal amount (a "Note"), and one Warrant (a "Unit Warrant"). As part of the consideration provided to the Investor in exchange for this investment, Investor shall be issued 1,579,669 shares of common stock of the Company. The Unit has been issued pursuant to a Subscription Agreement of even date herewith between the Company and the Investor (the "Subscription Agreement"), which contains representations and warranties and additional covenants of the Company with respect to the Unit. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.


                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

        The Investor hereby represents and warrants that:

        (a) Investor acknowledges that the securities issued pursuant to the Subscription Agreement (the "Securities") will initially be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), that the Securities will include the foregoing restrictive legend, and, except as otherwise set forth in the Subscription Agreement, that the Securities cannot be sold unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless Investor otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

        (b) Investor has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Securities. Investor represents that Investor is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. Investor has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Investor has deemed appropriate.

        (c) Investor is an "Accredited Investor" as defined in Regulation D of the Securities Act of 1933 (the "Act") or Investor, either alone or with Investor's professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Securities offered by the Company and of making an informed investment decision with respect thereto and has the capacity to protect Investor's own interests in connection with Investor's proposed investment in the Securities.

        (d) Investor is acquiring the Securities solely for Investor's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Securities.

        (e) Investor will not sell or otherwise transfer the Securities without registration under the Act or an exemption therefrom and fully understands and agrees that Investor must bear the economic risk of Investor's purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise

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disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

                                    ARTICLE 3
                                  MISCELLANEOUS

        (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAW.

        (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        (c) This Agreement represents the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

        (d) The warranties and representations of the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        (e) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

        (f) There are no finder fees or commissions owed in connection with the sale of the Units.

        (g) The terms of the offering and of the Unit may only be amended or modified by the agreement of Investors subscribing for and/or holders of a majority of the Units.

        (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (j) The Investor hereby acknowledges that Horwitz &Beam ("H&B" or "the Firm") represents the Company with various legal matters and does not represent the Investor in connection with this Agreement or the contemplated transaction nor in any other respect. The Investor further acknowledge that H&B has drafted this Agreement. The Investor has been given the opportunity to consult with counsel of his choice regarding his rights under this Agreement. The Investor also acknowledges that Laguna Pacific Partners, L.P., a Delaware limited partnership, is making a concurrent investment into the Company. The Investor is hereby advised that Strawberry Canyon Capital is a General Partner of Laguna Pacific Partners, L.P., and that Mr. Lawrence W. Horwitz is the sole shareholder of Strawberry Canyon Capital as well as senior counsel of H&B; such relationships may constitute a conflict of interest. The Investor hereby waives any action he may have against H&B, Strawberry Canyon Capital, Laguna Pacific Partners, L.P., and Lawrence W. Horwitz, an individual, regarding such conflict of interest.

                                    INVESTOR:

                                    LAGUNA PACIFIC PARTNERS, L.P.,
                                    a Delaware limited partnership

                                    By:    THE MANHATTAN NETWORK, INC.,
                                           a California corporation
                                    Its:   General Partner


                                           /s/  Thomas Ehrlich
                                           ------------------------------------
                                           By:    Thomas Ehrlich

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                                           Its:   President

                                    By:    STRAWBERRY CANYON CAPITAL, INC.
                                           a California corporation
                                    Its:   General Partner


                                           /s/  Lawrence W. Horwitz
                                           ------------------------------------
                                           By:    Lawrence W. Horwitz
                                           Its:   President